State Farm Mutual Fund Trust Equity Fund	Summary Prospectus May 1, 2016

Ticker: SNEAX (Class A), SNEBX (Class B), SLEAX (Legacy Class A/Premier), SLEBX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus, annual report, semi-annual report and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, annual report, semi-annual report, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual-funds/resources-tools/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The fund’s financial highlights included on pages 210-239 in the annual report dated December 31, 2015 are incorporated by reference into this summary prospectus. The current prospectus and statement of additional information, dated May 1, 2016, also are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Equity Fund (the “Fund” or the “Equity Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Premier**	Legacy Class A***	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	5.00%	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	None	3.00%
Maximum account fee*	None	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.
**	Premier shares are available beginning May 23, 2016.
***	Legacy Class A shares are not available after May 22, 2016. On May 23, 2016, Legacy Class A shares held in accounts with a value greater than $100,000 will convert to Premier shares, and Legacy Class A shares held in accounts with a value less than $100,000 will convert to Class A shares. See the section of the Fund’s prospectus titled “Reduced Sales Charge Options and Share Class Options—Effective May 23, 2016” for more details.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Premier		Legacy Class A	Legacy Class B
Management fees	0.60%	0.60%	0.60%		0.60%	0.60%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%		0.25%	0.65%
Other Expenses	0.30%	0.30%	0.20%		0.30%	0.30%
Total Annual Fund Operating Expenses	1.15%	1.85%	1.05	%(1)	1.15%	1.55%

(1)	Total Annual Fund Operating Expenses for Premier shares are based upon estimated amounts for the current fiscal year because Premier shares are not offered until May 23, 2016.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$611	$847	$1,101	$1,828
Class B	$688	$932	$1,201	$1,986
Premier	$602	$817	$1,050	$1,718
Legacy Class A	$414	$654	$ 914	$1,656
Legacy Class B	$458	$765	$1,045	$1,738

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You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$188	$582	$1,001	$1,986
Legacy Class B	$158	$490	$ 845	$1,738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the U.S. market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach. Under normal circumstances, at least 80% of Bridgeway’s portion of the Equity Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks and depositary receipts of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks of large capitalization companies, including foreign companies. Westwood may invest its portion of the Equity Fund in securities of companies economically tied to emerging markets. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Equity Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Equity Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of

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exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales charges or loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns, which reflect the deduction of the maximum sales charges or loads, for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.22%,

during the first quarter of 2012.

Worst quarter: -24.19%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2015)*

Equity Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	-2.15%	11.37%	4.01%
• Return After Taxes on Distributions	-3.58%	10.88%	3.47%
• Return After Taxes on Distributions and Sale of Fund Shares	-0.02%	9.08%	3.17%
Legacy Class B Shares
• Return Before Taxes	-2.64%	11.33%	3.89%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-4.28%	10.92%	3.30%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-4.83%	11.04%	3.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.01%.)	1.38%	12.57%	7.31%

*	Average Annual Total Returns for Premier shares are not available as of December 31, 2015 because Premier shares are not available for sale until May 23, 2016.

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Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	Since 2008

	Elena Khoziaeva	Portfolio Manager	Since 2008

	Michael Whipple	Portfolio Manager	Since 2008

Westwood	Mark Freeman	Chief Investment Officer	Since 2008

	Lisa Dong	Senior Vice President and Director of Equity Research	Since 2008

	Matt Lockridge	Senior Vice President and Research Analyst	Since 2012

	Scott Lawson	Vice President and Senior Research Analyst	Since 2008

	Varun Singh	Vice President and Research Analyst	Since 2013

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or automated clearing house (“ACH”) without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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